UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 12, 2020

_____________________

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Suite 101, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Tonix Pharmaceuticals Holding Corp (the “Company”) presented (the “Presentation”) at the 3rd Annual Neuropsychiatric Drug Development Summit on November 12, 2020. The Presentation, which may contain nonpublic information, is filed as Exhibit 99.01 hereto and incorporated herein by reference. A copy of the press release that discusses this matter is filed as Exhibit 99.02 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.01 and 99.02 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Information.

On November 12, 2020, the Company outlined a new statistical method to analyze future Posttraumatic Stress Disorder (“PTSD”) drug studies and presented a retrospective analysis using the new method of the Phase 3 HONOR study (P301) of TNX-102 SL (cyclobenzaprine HCl sublingual tablets) for the treatment of military-related PTSD. The proposed new statistical method, called Randomization Honoring Non-Parametric Combination of Tests, was applied to a retrospective analysis of the Phase 3 HONOR study and showed a nominal p-value of 0.03 compared to the p-value of the prospective primary analysis of 0.6 in TNX-102 SL’s treatment benefit at Week 12 as measured by change from baseline in the using the Clinician Administered PTSD Scale for DSM-5.

The Company is planning a Phase 3 PTSD study of TNX-102 SL in Kenya, expected to initiate in the third quarter of 2021, and will focus on studying police.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	99.01 99.02	Presentation by the Company Press Release dated November 12, 2020, issued by the Company

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: November 12, 2020	By: /s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer